Exhibit 99.2

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Lehman Brothers
2005 Financial Services Conference

Marc Verissimo
Chief Strategy and Risk Management Officer

Jack Jenkins-Stark
Chief Financial Officer

September 15, 2005

[LOGO]

Safe Harbor Disclosure

This presentation contains projections or other forward-looking statements regarding the future events or the future financial performance of the company, including, without limitation, updated financial guidance for the company’s third fiscal quarter, the company’s proposed process for restating its financial statements and change in warrant accounting treatment, the expected timing of the filing of the company’s Form 10-Q for the second fiscal quarter, and the scheduled appeal with the Nasdaq Listing Qualifications Panel.  Forward-looking statements are statements that are not historical facts.  We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to the inherent difficulties and challenges the Company faces in completing its proposed restatement and its second quarter 10-Q, the potential for unexpected difficulties or timing delays to occur in the proposed restatement and 10-Q preparation process, and the potential for the company’s securities to be delisted notwithstanding its appeal, as well as changes in economic, business and regulatory factors and trends.  We also refer you to the documents the company files from time to time with the Securities and Exchange Commission, specifically the company’s last filed Form 10-K, filed on March 16, 2005.  These documents contain and identify important risk factors that could cause the company’s actual results to differ materially from those contained in our projections or other forward-looking statements.

Corporate Overview

Agenda	VC Industry Highlights

Financial Restatement

Financial Highlights

Corporate Overview

SVB Financial Group

•                  Founded in 1983

•                  Offices in 27 U.S. cities and two international markets

•                  10,000+ clients

•                  1,000+ employees

•                  Over $5 billion in assets

•                  Leading market share: over half of all venture-backed technology companies in the U.S. are SVB clients

•                  Focused approach: serve the technology, life science, private equity and premium wine industries

•                  LP interests in more than 250 funds; more than 500 venture firms are SVB clients

•                  Over 40% of SVB clients do business internationally; 20% have offices overseas

Corporate Overview	[LOGO]

Our Strategy

•                  Focus on a small number of related industries: technology, life science, private equity and premium wine

•                  Meet the needs of clients from inception to infinity

•                  Offer a diversified product set

•                  Do it worldwide

•                  Take a high-touch approach with decentralized delivery

•                  Practice innovation and thought leadership

•                  A single mission: To help entrepreneurial companies succeed

Serving Clients From Inception to Infinity

SVB Financial Group

COMMERCIAL BANK	INVESTMENT BANK	MERCHANT BANK

GROWTH	LIQUIDITY	INVESTMENT

TECHNOLOGY

LIFE SCIENCE

PRIVATE EQUITY

PREMIUM WINE

Our Growth Focus

•                  Loans and deposits

•                  Series A Lending

•                  “Corporate Technology”

•                  Venture Capital and Private Equity Firms

•                  Private Client Services

•                  Funds business

•                  Fund of Funds

•                  Gold Hill and Partners For Growth

•                  Other Funds

•                  Fee-based income

•                  SVB Alliant

•                  SVB Global Financial Services

•                  SVB Asset Management

[GRAPHIC]

SVB’s Global Presence and Banking Network

[GRAPHIC]

•  SVB Offices

•  SVB’s Banking Network

Argentina

Australia

Austria

Belgium

Brazil

Croatia

Cyprus

Czech Republic

Denmark

Ecuador

Egypt

Estonia

Finland

France

Germany

Greece

Hong Kong

Hungary

Iceland

India

Indonesia

Ireland

Israel

Italy

Japan

Korea

Latvia

Lithuania

Malaysia

Mexico

Netherlands

New Zealand

Norway

Paraguay

Peru

Philippines

Poland

Portugal

Russia

Singapore

South Africa

Spain

Sweden

Switzerland

Taiwan

Thailand

Turkey

United Arab Emirates

United Kingdom

Uruguay

Venezuela

VC Industry Update

Ample Capital to Invest in Good Companies

VC Investments in US Companies	US Cumulative Uninvested (Overhang)

[CHART]	[CHART]

Source: Thomson Financial Venture Economics

VC Industry Update	[LOGO]

M&A As An Exit Strategy

M&As vs. IPOs	US Venture-Backed M&As

[CHART]	[CHART]

Source: Thomson Financial Venture Economics

Financial Restatement

Financial Restatement

Background

•                  Late in Q2 2005, the Company became aware that its warrant accounting should conform to a 2001 interpretation of the SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”.

•                  On July 21, 2005 the Company announced plans to restate its consolidated financial statements from Q3 2001 to Q1 2005 due to a revision in the accounting treatment for its portfolio of unexercised warrant securities in privately-held companies.

Financial Restatement	[LOGO]

Accounting

•                  The Company had been recording these warrant securities on its balance sheet at a nominal value until expiration or a liquidity event.

•                  The Company will now recognize a portion of the fair value of the warrant as a yield adjustment over the remaining life of the related loans.

•                  In accordance with SFAS No. 133, the balance of the fair value of the warrant portfolio will be reported as a cumulative effect of a change in accounting principle.

•                  This change is expected to increase aggregate income and retained earnings for the restated periods; it may also result in an increase in total stockholders’ equity.

•                  Neither the accounting changes nor the restatement will have an impact on the Company’s cash flows or cash position.

Prior Process and Accounting Treatment

•                  Receive warrant from customer

•                  Shares of stock underlying a warrant can range from several thousand to several hundred thousand shares depending on stage of company, valuation, size of loan, capitalization, negotiation, etc.

•                  Record warrant on the SIVB balance sheet at nominal value - $1

•                  Warrant is transferred to the holding company as banks cannot hold equity securities

•                  Upon a liquidity event (acquisition, IPO, etc.) warrant is revalued

•                  If the client company is acquired, the warrant is marked to market on that date, net of exercise price and recognized into income for that period. Subsequent changes in value are accounted for through a change in comprehensive income (balance sheet) until sold.

•                  If IPO, the warrant is exercised and resulting stock is accounted for through a change in comprehensive income (balance sheet) until lockup expires at which time the stock is sold and any gain is recognized into income

•                  In both cases, shares held are typically sold as soon as allowed

Proposed Process and Accounting Treatment

•                  Receive warrant from customer

•                  Calculate the initial value of warrant using an options pricing framework and amortize as a loan fee

•                  Mark warrants to current value

•                  Prior to a monetary event, use publicly available information, financial statements, capitalizations tables, or other information to revalue warrant and flow that change as income through the SVB’s financial statements as investment gains/losses

•                  Income recognition upon a liquidity event (acquisition, IPO, etc.)

•                  If there is a monetary event, we will recognize the difference between the warrant carrying value and sales price as a gain or loss

Restatement Effort and Status

•                  Warrant Restatement – Seven Major Steps

•                  Develop approach and valuation methodology

•                  Validate and verify warrant information

•                  Matching warrants to corresponding loans to determine amortization period

•                  Apply valuation model to each warrant in the portfolio

•                  Generate journal entries through to the financial statements

•                  Prepare the SEC filings

•                  Audit and approve the financials

Warrant Statistics

•                  Outstanding (active) at 07/01/2001 – 1,476 with 59 million shares from 1,123 clients

•                  Outstanding (active) at 06/30/2005 – 1,958 with 129 million shares from 1,389 clients

•                  Over 2,900 active warrants over the period 7/1/2001 to 6/30/2005 representing over 163 million shares from 1,846 clients

•                  Warrant monetizations since 7/01/2001 – $27 million

•                  Estimated warrants expiring without value since 1990 – approximately 65%

•                  Average calculated value of all warrants at 7/01/2001 – approximately $15,000

Other Restatement Related Activities

•                  SVB’s Review of Application of U.S. GAAP

•                  SVB Alliant retainer revenue recognition

•                  Stand-By Letter of Credit reclassification

•                  Nasdaq

•                  Common stock is currently trading under ticker SIVBE

•                  We have a hearing date set for September 29, 2005 to further determine the status of our listing

Recent Financial Performance

Strong Deposit and Loan Growth Trends Continue

Client Funds	Average Total Gross Loans

[CHART]	[CHART]

•  Period-end Deposits on Balance Sheet

•  Period-end Client Directed Investment Assets, Sweep Money Market Funds and Client Investment Assets Under Management

Recent Financial Performance	[LOGO]

Credit Quality Remains Strong

Nonperforming Loans	Allowance for Loan Losses

[CHART]	[CHART]

Updated Guidance

	Q2 Reported	Original Q3 Guidance	Revised Q3 Guidance*
Average Loans	16% annualized growth in Q2	Somewhat stronger in Q3	Likely twice as high as Q2’s annualized growth rate

Average Deposits	-8% annualized reduction	Somewhat stronger in Q3	Significantly stronger than Q2’s annualized growth rate

Average Client Investment Funds	33% annualized growth	Somewhat stronger in Q3	No change in previous guidance

Credit Quality	<$1 million in Provision for Loan and Lease Losses	Modest provision in Q3	No change in previous guidance

Noninterest Income	N/A	Consistent with Q2	Somewhat Lower than Q2

Expenses	$66 million in noninterest expense	Lower in Q3	No change in previous guidance

*Forward looking statement.

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